Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2010

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States. The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents. As of February 23, 2011, the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 560 communities in 34 states and the ability to serve over 51,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q4 2010 Revenues	Percentage of Q4 2010 Facility Operating Income	Percentage of YTD 2010 Revenues	Percentage of YTD 2010 Facility Operating Income
Owned	189	20,474	44.7%	42.8%	43.6%	42.2%
Leased	351	27,053	55.0%	56.5%	56.1%	57.1%
Managed	19	3,786	0.3%	0.7%	0.3%	0.7%
Total	559	51,313	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	78	14,620	23.6%	28.1%	24.0%	28.2%
Assisted Living	427	20,988	45.9%	45.9%	46.3%	46.7%
CCRCs	35	11,919	30.2%	25.3%	29.4%	24.4%
Managed	19	3,786	0.3%	0.7%	0.3%	0.7%
Total	559	51,313	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48	$0.50	$0.58	$2.02
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-	-	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48	$0.50	$0.58	$2.02

Weighted Average Shares	101,738	106,042	118,455	118,653		119,315	119,721	120,404	120,580

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying fourth quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of December 31, 2010

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines.

	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year

Retirement Centers
Number of communities (period end)	77	77	77	80	80	80	80	80	78	78
Total average units(1)	14,116	14,117	14,114	14,203	14,137	14,737	14,737	14,734	14,594	14,700
Weighted average unit occupancy	87.4%	86.9%	87.3%	87.2%	87.2%	87.0%	87.1%	87.4%	87.4%	87.2%
Average monthly revenue per unit(2)	$3,331	$3,366	$3,361	$3,373	$3,358	$3,419	$3,434	$3,461	$3,467	$3,445

Assisted Living
Number of communities (period end)	414	413	413	430	430	429	429	429	427	427
Total average units(1)	20,069	20,073	20,062	20,600	20,201	21,152	21,115	21,114	21,056	21,109
Weighted average unit occupancy	86.2%	86.0%	87.0%	87.9%	86.8%	87.6%	88.0%	89.0%	89.0%	88.4%
Average monthly revenue per unit(2)	$4,414	$4,417	$4,376	$4,397	$4,401	$4,526	$4,571	$4,606	$4,589	$4,573

CCRCs
Number of communities (period end)	35	35	35	36	36	36	36	36	35	35
Total average units(1)	10,632	10,675	10,816	11,222	10,836	11,287	11,276	11,269	11,264	11,274
Weighted average unit occupancy	86.5%	85.7%	85.1%	83.3%	85.1%	84.0%	84.2%	84.4%	84.7%	84.3%
Average monthly revenue per unit(2)	$5,030	$5,153	$5,239	$5,249	$5,168	$5,421	$5,437	$5,509	$5,699	$5,517

Consolidated Totals
Number of communities (period end)	526	525	525	546	546	545	545	545	540	540
Total average units(1)	44,817	44,865	44,992	46,025	45,174	47,176	47,128	47,117	46,914	47,083
Weighted average unit occupancy	86.7%	86.2%	86.7%	86.6%	86.5%	86.6%	86.8%	87.4%	87.5%	87.1%
Average monthly revenue per unit(2)	$4,216	$4,258	$4,259	$4,278	$4,253	$4,386	$4,415	$4,457	$4,498	$4,439

Management Services
Number of communities (period end)	22	21	22	19	19	19	19	19	19	19
Total average units(1)	4,348	4,335	4,431	4,333	4,362	3,788	3,788	3,786	3,786	3,787
Weighted average occupancy	86.0%	84.2%	82.8%	83.8%	84.2%	83.4%	83.5%	83.7%	84.5%	83.8%
										.
(1) Total average units operated represent the average units operated during the period, excluding equity homes.
(2) Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of December 31, 2010

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Revenue	$494,816	$476,082	3.9%	$1,954,709	$1,893,433	3.2%
Operating Expense	316,645	311,050	1.8%	1,263,728	1,217,478	3.8%
Facility Operating Income	$178,171	$165,032	8.0%	$690,981	$675,955	2.2%
Facility Operating Margin	36.0%	34.7%	1.3%	35.3%	35.7%	-0.4%

# Communities	510	510		510	510
Avg. Period Occupancy	87.8%	87.6%	0.2%	87.5%	87.2%	0.3%
Avg. Mo. Revenue/unit	$4,397	$4,240	3.7%	$4,356	$4,235	2.9%

Schedule of Capital Expenditures			Information on Ancillary Services
($ in 000s)
				Three Months Ended December 31,
	Three Months Ended December 31,			2010	2009
	2010	2009	Brookdale Units Served:
Type			Therapy
Recurring	$7,057	$8,155	Legacy ARC	12,335	12,472
Reimbursements	(671)	(671)	Total	37,776	35,690
Net Recurring	6,386	7,484
Corporate (1)	5,158	2,344	Home Health
EBITDA-enhancing (2)	10,696	7,888	Legacy ARC	9,515	8,570
			Total	26,449	20,159
Development (3)	166	11,559
Reimbursements (4)	(106)	(12,152)	Avg. Mo. NOI/Occupied Unit
Net Development	60	(593)	Legacy ARC	$311	$275
Net Total Capital Expenditures (5)	$22,300	$17,123	Total	$264	$206

(1) Corporate primarily includes capital expenditures for information technology systems and equipment.
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations.
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program.
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period.
(5) Approximately $10.0 million and $9.7 million of expense was recognized during the three months ended December 31, 2010 and 2009, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2010
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

Initial Maturities
Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
Debt (1)	rate (2)(3)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2011	$48,768	8.95%	$-	$48,768	8.95%	$22,908	8.37%	$71,676
2012	668,471	2.61%	-	668,471	2.61%	27,240	8.34%	695,711
2013	732,932	4.14%	-	732,932	4.14%	29,154	8.40%	762,086
2014	148,287	5.86%	-	148,287	5.86%	30,968	8.44%	179,255
2015	37,918	6.26%	-	37,918	6.26%	32,889	8.48%	70,807
Thereafter	562,748	5.26%	-	562,748	5.26%	228,013	8.71%	790,761
Total	$2,199,124	4.22%	$-	$2,199,124	4.22%	$371,172	8.60%	$2,570,296

Final Maturities (4)
Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2011	$15,768	5.71%	$-	$15,768	5.71%	$22,908	8.37%	$38,676
2012	668,471	2.61%	-	668,471	2.61%	25,772	8.39%	694,243
2013	640,582	4.22%	-	640,582	4.22%	29,154	8.40%	669,736
2014	8,287	6.28%	-	8,287	6.28%	30,968	8.44%	39,255
2015	177,918	5.93%	-	177,918	5.93%	32,889	8.48%	210,807
Thereafter	688,098	5.29%	-	688,098	5.29%	229,481	8.70%	917,579
Total	$2,199,124	4.22%	$-	$2,199,124	4.22%	$371,172	8.60%	$2,570,296

Coverage Ratios

Twelve months ended December 31, 2010
Interest/Cash Lease
Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	20,474	$326,834	$271,391	$102,245	2.7	x
Leased Communities *	27,053	$442,910	$371,334	$295,123	1.3	x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Twelve months ended December 31, 2010
	2010	2009
Scheduled Debt Amortization	$9,202	$4,247
Lease Financing Debt Amortization - FMV or no Purchase Option (5)	8,972	7,195
Lease Financing Debt Amortization - Bargain Purchase Option	11,350	10,645
Total Debt Amortization	$29,524	$22,087

Line Availability

($000s)	12/31/09	03/31/10	06/30/10	09/30/10	12/31/10

Revolver Balance	$ -	$ 15,000	$ -	$ -	$ -
Letters of Credit Outstanding on Line(8)	17,347	-	-	-	-
Ending Line Balance	$ 17,347	$ 15,000	$ -	$ -	$ -

Cash and cash equivalents	66,370	65,613	51,345	68,961	81,827

Total Line Capacity (9)	75,000	100,000	120,000	120,000	120,000
Total Liquidity (Line Capacity + Cash)	$ 124,023	$ 150,613	$ 171,345	$ 188,961	$ 201,827

Letters of credit outstanding on line (8)	$ 17,347	$ -	$ -	$ -	$ -
Other letters of credit	48,770	66,874	69,222	72,690	72,012
Total letters of credit outstanding (8)	$ 66,117	$ 66,874	$ 69,222	$ 72,690	$ 72,012

Leverage Ratios
		Annualized
	Balance	Leverage
Mortgage Debt (1)	$2,199,124
Capital Leases	371,172
Total Property-Level Debt	$2,570,296	6.3	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(81,827)
Less: Cash held as collateral against existing debt	(40,760)
Total Debt	$2,447,709	6.0	x

2010 Adjusted EBITDA	$408,494

Annual Cash Lease Expense multiplied by 8	2,117,816
Total Adjusted Debt	$4,565,525	6.8	x

2010 Adjusted EBITDAR	$673,221

Debt Structure
		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt	$1,184,238	6.03%
Variable Rate Mortgage Debt (1)	1,014,886	2.11%
Capital Leases	371,172	8.60%
Line of Credit (cash borrowings)	-	0.00%
Total Debt	$2,570,296

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (6)	$150,000	14.8%
Variable Rate debt with Interest Rate Caps (1) (7)	864,886	85.2%
Variable Rate debt - Unhedged	-	0.0%
Total Variable Rate Mortgage Debt	$1,014,886	100.0%

(1) Also includes both bond and discount mortgage backed security financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) 2011 includes $33.0 million of mortgage debt with a rate of 10.5% which was extinguished in January 2011.
(4) Assumes extension options are exercised.
(5) Payments are included in CFFO.
(6) Weighted swap rate for stated reporting period is 0.87%.
(7) Weighted cap rate for stated reporting period of 5.82% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(8) Bank of America Line of Credit was paid off 02/23/10; the retired Line provided $25 million Letter of Credit capacity.
(9) The availability under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2010

CFFO Calculation
($ in 000s)
	Three Months Ended December 31,
	2010	2009

Net cash provided by operating activities (includes non-refundable entrance fees)	$49,089	$ 51,248
Add: Changes in operating assets and liabilities (eliminates cash flow effect)	27,851	11,753
Add: Refundable entrance fees received	9,117	13,354
Less: Entrance fee refunds disbursed	(4,954)	(6,074)
Less: First generation entrance fees received	(4,060)	(15,047)
Less: Recurring capital expenditures, net	(6,386)	(7,484)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,313)	(1,824)
Less: Facility lease termination gain	(8)	-
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(775)	-
Add: Cash From Facility Operations from unconsolidated ventures	2,050	-
Cash From Facility Operations	$69,611	$ 45,926

Add: Integration and transaction-related costs	-	3,554
Adjusted Cash From Facility Operations	$69,611	$ 49,480

Revenue Reconciliation
($ in 000s except average monthly revenue per quarter)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,216	4,258	4,259	4,278	4,253	4,386	4,415	4,457	4,498	4,439
Average monthly units (excluding equity homes) available	44,786	44,884	44,966	45,998	45,184	47,179	47,119	47,106	46,897	47,057
Average occupancy for the quarter	86.7%	86.2%	86.7%	86.6%	86.5%	86.6%	86.8%	87.4%	87.5%	87.1%
Resident fee revenue	$491,119	$494,227	$498,114	$511,228	$1,994,688	$537,290	$541,773	$550,491	$553,722	$2,183,276

Add: management fee revenue	1,717	1,298	1,987	1,717	6,719	1,395	1,412	1,339	1,445	5,591
Total revenues excluding entrance fee amortization	$492,836	$495,525	$500,101	$512,945	$2,001,407	$538,685	$543,185	$551,830	$555,167	$2,188,867

CFFO Reconciliation to the Income Statement

Resident fee revenue	$497,946	$500,757	$505,843	$518,522	$2,023,068	$544,424	$548,972	$558,464	$561,404	$2,213,264
Less: Entrance fee amortization	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)
Adjusted revenues	492,836	495,525	500,101	512,945	2,001,407	538,685	543,185	551,830	555,167	2,188,867

Less: Facility operating expenses	(318,112)	(316,586)	(328,939)	(340,683)	(1,304,320)	(355,324)	(353,051)	(368,936)	(357,321)	(1,434,632)
Add: Loss (gain) on sale of communites, net	-	-	-	2,043	2,043	-	-	-	(3,298)	(3,298)
Add: Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)	-	-	(1,064)
	(318,112)	(316,586)	(328,939)	(340,982)	(1,304,619)	(355,324)	(354,115)	(368,936)	(360,619)	(1,438,994)

Less: G&A including non-cash stock expense	(33,707)	(31,721)	(34,720)	(34,716)	(134,864)	(31,952)	(31,834)	(33,231)	(34,692)	(131,709)
Add: G&A non-cash stock expense	6,809	6,871	7,869	5,386	26,935	4,871	5,105	5,823	4,960	20,759
Net G&A	(26,898)	(24,850)	(26,851)	(29,330)	(107,929)	(27,081)	(26,729)	(27,408)	(29,732)	(110,950)

Less: Facility lease expense	(67,741)	(68,434)	(68,036)	(67,885)	(272,096)	(68,249)	(67,175)	(72,706)	(67,383)	(275,513)
Add: Facility lease termination expense (gain)	-	-	-	-	-	-	-	4,616	(8)	4,608
Add: Straight-line lease expense	4,248	4,032	3,793	3,778	15,851	3,136	2,161	2,812	2,412	10,521
Less: Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)
Net lease expense	(64,579)	(65,487)	(65,331)	(65,193)	(260,590)	(66,199)	(66,100)	(66,364)	(66,064)	(264,727)

Entrance fee receipts	8,510	9,816	11,305	13,571	43,202	12,021	9,377	19,133	14,827	55,358
Entrance fee disbursements	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)
Net entrance fees	2,674	3,459	6,656	7,497	20,286	6,259	4,017	14,149	9,873	34,298

Adjusted EBITDA	85,921	92,061	85,636	84,937	348,555	96,340	100,258	103,271	108,625	408,494

Less: Recurring capital expenditures, net	(2,655)	(3,888)	(5,495)	(7,484)	(19,522)	(6,441)	(7,570)	(7,572)	(6,386)	(27,969)
Less: Interest expense, net	(32,001)	(33,122)	(29,951)	(31,441)	(126,515)	(32,653)	(33,450)	(32,916)	(31,384)	(130,403)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,780)	(1,798)	(1,793)	(1,824)	(7,195)	(2,171)	(2,221)	(2,267)	(2,313)	(8,972)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	-	-	-	-	-	-	-	-	(775)	(775)
Add: Cash From Facility Operations from unconsolidated ventures	-	-	-	-	-	-	-	-	2,050	2,050
Less: Other	706	(733)	(202)	1,738	1,509	(678)	(39)	(830)	(206)	(1,753)

Reported CFFO	$50,191	$52,520	$48,195	$45,926	$196,832	$54,397	$56,978	$59,686	$69,611	$240,672

Add: integration and transaction-related costs	-	-	2,200	3,554	5,754	-	-	-	-	-
Adjusted CFFO	$50,191	$52,520	$50,395	$49,480	$202,586	$54,397	$56,978	$59,686	$69,611	$240,672

CFFO Per Share ($)

($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3	Q4	Full Year(1)
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48	$0.50	$0.58	$2.02
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-	-	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48	$0.50	$0.58	$2.02

Shares used in calculation of CFFO (000's)	101,738	106,042	118,455	118,653		119,315	119,721	120,404	120,580

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
Note: CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP. We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2010

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10
Ending # EF Vacant Units	475	474	536	548	547	569	594	588
# Closings	48	62	70	80	67	59	87	73
# of Refunds	67	86	67	84	80	67	81	82

Cash Basis ($ in 000's except average resale and refund)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,872	5,718	8,429	8,648	6,883	5,566	8,098	6,709
Proceeds from refundable entrance fees (2)(3)	3,638	4,098	2,876	4,923	5,138	3,811	11,035	8,118
Total Cash Proceeds	8,510	9,816	11,305	13,571	12,021	9,377	19,133	14,827
Refunds of entrance fees (4)	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)	(4,984)	(4,954)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017	14,149	9,873

My Choice proceeds included in refundable resale receipts above	588	16	120	360	132	206	6,463	3,789

Average Resale $ (excluding My Choice proceeds)	165,042	158,065	159,786	165,138	177,448	155,441	145,632	151,205
Average Refund $ (excluding My Choice refunds)	(87,104)	(68,930)	(68,851)	(66,881)	(68,375)	(78,209)	(61,383)	(55,378)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $170,000 (2)						99,960
Refund Attachments						(10,933)
Net Cash Value						89,027

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10
Amortization of entrance fees (incl. gains on terminations) (5)	(5,110)	(5,232)	(5,692)	(5,361)	(5,426)	(5,404)	(6,173)	(5,765)

(5) Excludes first generation entrance fee amortization

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits. BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care. The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of December 31, 2010

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities. Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy. BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Data
($ in 000's)
	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10
Original ARC

Occupancy	88.0%	86.7%	86.0%	85.5%	85.8%	84.3%	83.5%	84.0%
Ending # EF Vacant Units	271	259	328	348	353	384	411	411
# EF Closings	29	33	37	61	45	36	55	49
# of EF Refunds	41	70	38	60	63	45	58	58

EF Resale Receipts	5,344	5,579	6,051	11,051	8,172	6,108	14,382	11,219
EF Refunds Paid	(3,855)	(5,190)	(2,838)	(4,265)	(4,813)	(3,789)	(3,601)	(3,494)
Net Resale Cash Flow	1,489	389	3,213	6,786	3,359	2,319	10,781	7,725

Average EF Resale $ (excluding My Choice proceeds)	$166	$169	$164	$177	$179	$169	$159	$156
Average EF Refund $ (excluding My Choice refunds)	$(94)	$(71)	$(74)	$(63)	$(72)	$(82)	$(62)	$(53)

Total NBA Communities

Occupancy	75.5%	76.4%	75.6%	76.0%	77.1%	77.4%	77.9%	78.9%
Ending # EF Vacant Units	204	215	208	200	194	185	183	177
# EF Closings	19	29	33	19	22	23	32	24
# of EF Refunds (1)	26	16	29	24	17	22	23	24

EF Resale Receipts	3,166	4,237	5,254	2,520	3,849	3,269	4,751	3,608
EF Refunds Paid (1)	(1,981)	(1,167)	(1,811)	(1,809)	(949)	(1,571)	(1,383)	(1,460)
Net Resale Cash Flow	1,185	3,070	3,443	711	2,900	1,698	3,368	2,148

Average EF Resale $ (excluding My Choice proceeds)	$163	$146	$156	$126	$175	$134	$123	$142
Average EF Refund $ (excluding My Choice refunds)	$(76)	$(61)	$(62)	$(75)	$(56)	$(71)	$(60)	$(61)

Total Consolidated EF Communities (2)

Occupancy	84.8%	83.6%	83.3%	83.1%	83.5%	82.5%	82.0%	82.7%
Ending # EF Vacant Units	475	474	536	548	547	569	594	588
# EF Closings	48	62	70	80	67	59	87	73
# of EF Refunds	67	86	67	84	80	67	81	82

EF Resale Receipts	8,510	9,816	11,305	13,571	12,021	9,377	19,133	14,827
EF Refunds Paid	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)	(4,984)	(4,954)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017	14,149	9,873

Average EF Resale $ (excluding My Choice proceeds)	$165	$158	$160	$165	$177	$155	$146	$151
Average EF Refund $ (excluding My Choice refunds)	$(87)	$(69)	$(69)	$(67)	$(68)	$(78)	$(61)	$(55)

(1) Includes certain refunds accelerated for repositioning of the community.
(2) Excludes all first generation entrance fee data and receipts on newly opened CCRCs.

Note: Occupancy includes all levels of care; vacant units include only Independent Living units.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2010
($ in 000s)

Cash Flow Statements

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010
Cash Flows from Operating Activities
Net loss	$(13,636)	$(10,530)	$(21,290)	$(20,799)	$(66,255)	$(14,295)	$(9,557)	$(16,913)	$(8,136)	$(48,901)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	-	1,740	1,178	(1,626)	1,292	19	682	856	-	1,557
Depreciation and amortization	69,675	70,652	69,150	71,963	281,440	75,657	75,578	77,195	72,874	301,304
Goodwill and asset impairment	-	-	-	10,073	10,073	-	-	-	13,075	13,075
(Gain) loss on sale of assets	(4,455)	103	-	2,111	(2,241)	144	-	1,404	(4,057)	(2,509)
Equity in (earnings) loss of unconsolidated ventures	(595)	(581)	(42)	778	(440)	(397)	(119)	(272)	620	(168)
Distributions from unconsolidated ventures from cumulative share of net earnings	11	-	444	(50)	405	-	375	-	400	775
Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)	(1,086)	(1,085)	(4,343)
Amortization of entrance fees	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)	(6,634)	(6,237)	(24,397)
Proceeds from deferred entrance fee revenue	4,872	5,718	12,635	15,264	38,489	9,550	8,354	9,812	9,770	37,486
Deferred income tax benefit	(8,194)	(3,323)	(7,923)	(12,244)	(31,684)	(8,200)	(5,743)	(12,601)	(6,751)	(33,295)
Change in deferred lease liability	4,248	4,032	3,793	3,778	15,851	3,136	2,161	2,812	2,412	10,521
Change in fair value of derivatives and amortization	4,285	(7,900)	2,478	(2,628)	(3,765)	2,640	2,207	176	(905)	4,118
Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)	-	-	(1,064)
Non-cash stock-based compensation	6,809	6,871	7,869	5,386	26,935	4,871	5,105	5,823	4,960	20,759
Changes in operating assets and liabilities:
Accounts receivable, net	(2,409)	797	15,138	2,986	16,512	(5,242)	4,367	(5,605)	(1,476)	(7,956)
Prepaid expenses and other assets, net	(5,311)	(5,341)	(12,724)	(9,778)	(33,154)	(9,171)	(5,160)	(1,008)	(6,711)	(22,050)
Accounts payable and accrued expenses	4,966	6,847	17,744	(8,270)	21,287	(11,825)	2,035	15,511	(17,496)	(11,775)
Tenant refundable fees and security deposits	(370)	(11,706)	(2,221)	(2,473)	(16,770)	(1,298)	(971)	(451)	(438)	(3,158)
Deferred revenue	15,057	(6,747)	(6,499)	5,782	7,593	8,365	(3,735)	(4,635)	(1,730)	(1,735)
Net cash provided by operating activities	68,757	44,315	72,900	51,248	237,220	47,129	67,642	64,384	49,089	228,244
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,480	-	591	370	2,441	801	-	1,266	(4,242)	(2,175)
(Increase) decrease in cash and escrow deposits — restricted	(57,897)	4,030	(827)	(9,846)	(64,540)	(30,556)	(5,804)	33,793	7,272	4,705
Net proceeds from sale of assets	-	210	-	14,731	14,941	1,487	-	-	10,592	12,079
Distributions received from unconsolidated ventures	525	265	179	92	1,061	47	-	30	20	97

Additions to property, plant, and equipment and leasehold intangibles, net of related payables	(33,491)	(29,443)	(24,573)	(29,946)	(117,453)	(23,102)	(22,408)	(25,094)	(23,077)	(93,681)
Acquisition of assets, net of related payables and cash received	-	(190)	(1,037)	(202,910)	(204,137)	-	(21,809)	(4,307)	(31,832)	(57,948)
(Issuance of) payment on notes receivable, net	(36)	(759)	205	82	(508)	512	(343)	844	66	1,079
Investment in unconsolidated ventures	(1,106)	-	(140)	-	(1,246)	(848)	(205)	394	(1)	(660)
Proceeds from sale leaseback transaction	9,166	-	-	-	9,166	-	-	-	-	-
Proceeds from sale of unconsolidated venture	8,843	(12)	-	12	8,843	-	-	675	-	675
Other	-	-	-	-	-	(316)	-	(322)	(38)	(676)
Net cash (used in) provided by investing activities	(72,516)	(25,899)	(25,602)	(227,415)	(351,432)	(51,975)	(50,569)	7,279	(41,240)	(136,505)
Cash Flows from Financing Activities
Proceeds from debt	26,521	23,998	17,467	89,053	157,039	49,108	119,576	213,392	32,719	414,795
Repayment of debt and capital lease obligations	(10,403)	(5,330)	(5,461)	(11,393)	(32,587)	(58,923)	(134,031)	(251,986)	(31,587)	(476,527)
Proceeds from line of credit	60,446	-	-	-	60,446	45,000	15,000	-	-	60,000
Repayment of line of credit	(64,899)	(155,000)	-	-	(219,899)	(30,000)	(30,000)	-	-	(60,000)
Payment of financing costs, net of related payables	(6,895)	(432)	69	(1,442)	(8,700)	(2,776)	(3,268)	(2,392)	(105)	(8,541)
Proceeds from public equity offering, net	-	163,908	(81)	(56)	163,771	-	-	-	-	-
Cash portion of loss on extinguishment of debt	-	-	-	-	-	(179)	-	-	-	(179)
Other	(279)	(197)	(237)	(218)	(931)	(181)	137	(546)	(173)	(763)
Refundable entrance fees:
Proceeds from refundable entrance fees	3,638	4,098	9,296	13,354	30,386	8,442	6,619	12,242	9,117	36,420
Refunds of entrance fees	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)	(4,984)	(4,954)	(21,060)
Recouponing and payment of swap termination	-	-	-	-	-	(640)	(14)	(19,773)	-	(20,427)
Net cash provided by (used in) financing activities	2,293	24,688	16,404	83,224	126,609	4,089	(31,341)	(54,047)	5,017	(76,282)
Net (decrease) increase in cash and cash equivalents	(1,466)	43,104	63,702	(92,943)	12,397	(757)	(14,268)	17,616	12,866	15,457
Cash and cash equivalents at beginning of period	53,973	52,507	95,611	159,313	53,973	66,370	65,613	51,345	68,961	66,370
Cash and cash equivalents at end of period	$52,507	$95,611	$159,313	$66,370	$66,370	$65,613	$51,345	$68,961	$81,827	$81,827